Principal Funds, Inc.

Supplement dated April 9, 2019
to the Statutory Prospectus dated March 1, 2019
(as supplemented on March 18, 2019 and April 3, 2019)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR OVERSEAS FUND

In the Principal Risks section, delete the Foreign Securities Risk and replace with the following:

Foreign Securities Risk - The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies). The Schedule of Investments included in the Fund’s annual and semi-annual reports identify the countries in which the Fund had invested, as of the date of the reports; to the extent a Fund has significant investments in issuers or securities tied to a certain country or region, it will be particularly susceptible to economic, political, regulatory or other events or conditions affecting such country or region.

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Brexit Risk:  The United Kingdom's vote to leave the European Union (the “EU”), commonly known as “Brexit,” has resulted in significant uncertainties and instability in the financial markets as the United Kingdom finalizes its departure from the EU, including uncertainty with respect to whether such departure will actually occur. Brexit may have significant political and financial consequences in the United Kingdom, as well as in European markets and the broader global economy. As a result, the fund’s performance may be more volatile than the performance of a more geographically diversified fund.